UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 16, 2012

ePunk, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53564	26-1395403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer ID No.)

1060 Calle Negocio Suite B
San Clemented, CA 92673

(Address of principal executive offices) (Zip Code)

(949) 903-9144

(Registrant’s telephone number, including areacode)

(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On August 16, 2012, ePunk, Inc. (the “Company”)  issued a press release announcing the approval of a two-for-one forward split of the Company’s common stock, to be effective on August 31, 2012. The total number of shares outstanding will increase from 23,533,667 as of August 16, 2012 to 47,067,334 shares. The full text of the Company’s press release is included as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2012

ePunk, Inc.

By:	/s/ Justin Dornan
Justin Dornan
President and Chief Financial Officer